                                                                   EXHIBIT 10.19

                               THIRD AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT


     THIRD AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of February 4, 1997 by and among EMERGENT MORTGAGE CORP. ("Borrower"), CAROLINA INVESTORS, INC. and EMERGENT GROUP, INC. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, COMERICA BANK, FIRST NATIONAL BANK OF BOSTON, BANK UNITED and BANK ONE TEXAS, N.A. (collectively, the "Lenders"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement dated as of March 6, 1996, as amended by that certain First Amendment to Mortgage Loan Warehousing Agreement dated as of April 3, 1996 and by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of September 11, 1996 and as modified by that certain letter agreement dated as of November 30, 1996 (as so amended and modified, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Credit Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2. Amendment to the Credit Agreement.

     a. The definition of the term "Maturity Date" contained in Paragraph 11 of the Credit Agreement is hereby amended by deleting the phrase "the 364th day following the date of this Agreement" therefrom and substituting the date "April 4, 1997" in lieu thereof.

     3. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

           a. A copy of this Amendment executed by the Borrower, each of the Guarantors, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

           b. A certificate of even date herewith signed by the President or any Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower certifying that (i) the Articles, Bylaws and resolutions of the Borrower previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) the Borrower remains in good standing, (iii) all representations and warranties of the Borrower previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing; and

           c. Resolutions of the Borrower and of each of the Guarantors authorizing the execution of this Amendment.

     4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     8. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the

Guaranties and agree that the Guaranties shall remain in full force and effect with respect to the Obligations.

     9. THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              EMERGENT MORTGAGE CORP., a South Carolina corporation

                              By: /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:  Kevin J. Mast
                                   ---------------------------------------------
                              Title: Vice President & Treasurer
                                    --------------------------------------------


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Administrative Agent and as a Lender

                              By: /s/ R. Steven Hall
                                 -----------------------------------------------
                              Name:  R. Steven Hall
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------


                              COMERICA BANK, a Michigan banking corporation

                              By: /s/ N. Donald Heath
                                 -----------------------------------------------
                              Name:  N. Donald Heath
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------


                              FIRST NATIONAL BANK OF BOSTON, a national banking association

                              By: /s/ Gunther Fritze
                                 -----------------------------------------------
                              Name:  Gunther Fritze
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------


                              BANK UNITED, a federal savings bank

                              By: /s/ John D. West
                                 -----------------------------------------------
                              Name:  John D. West
                                   ---------------------------------------------
                              Title: Regional Director
                                    --------------------------------------------

                              BANK ONE TEXAS, N.A., a national banking association


                              By:   /s/ Mark L. Freeman
                                 -----------------------------------------------
                              Name:  Mark L. Freeman
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------


                              CAROLINA INVESTORS, INC., a South Carolina corporation, as a Guarantor


                              By:   /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:  Kevin J. Mast
                                   ---------------------------------------------
                              Title: Vice President & Treasurer
                                    --------------------------------------------


                              EMERGENT GROUP, INC., a South Carolina
                              corporation, as a Guarantor


                              By:   /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:  Kevin J. Mast
                                   ---------------------------------------------
                              Title: Vice President, Treasurer & CFO
                                    --------------------------------------------

                              FOURTH AMENDMENT TO
                      MORTGAGE LOAN WAREHOUSING AGREEMENT


     FOURTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of March 5, 1997 by and among EMERGENT MORTGAGE CORP.
("Borrower"), CAROLINA INVESTORS, INC. and EMERGENT GROUP, INC. (each, jointly and severally, a "Guarantor" and, collectively, the "Guarantors"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, COMERICA BANK, FIRST NATIONAL BANK OF BOSTON, BANK UNITED and BANK ONE TEXAS, N.A. (collectively, the "Lenders"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              STATEMENT OF PURPOSE

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Mortgage Loan Warehousing Agreement dated as of March 6, 1996, as amended by that certain First Amendment to Mortgage Loan Warehousing Agreement dated as of April 3, 1996 and by that certain Second Amendment to Mortgage Loan Warehousing Agreement dated as of September 11, 1996, as modified by that certain letter agreement dated as of November 30, 1996, and as amended by that certain Third Amendment to Mortgage Loan Warehousing Agreement dated as of February 4, 1997 (as so amended and modified, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Borrower the credit facilities provided for in the Credit Agreement, is the reaffirmation by each of the Guarantors of the Guaranty to which such Guarantor is a party; and

     WHEREAS, each of the Guarantors will derive a material benefit from the continued availability to the Borrower of the credit facilities provided for in the Credit Agreement and therefore each of the Guarantors is willing to reaffirm the Guaranty to which such Guarantor is a party;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     2. Amendment to the Credit Agreement.

     a. The definition of the term "Aggregate Facility Commitment" contained in Paragraph 11 of the Credit Agreement is hereby amended by deleting the amount "$70,000,000" therefrom and substituting the amount "$120,000,000" in lieu thereof.

     b. The Commitment Schedule attached as Schedule III to the Credit Agreement is hereby deleted in its entirety and the Commitment Schedule attached as EXHIBIT A hereto is hereby substituted in lieu thereof.

     3. The Borrower hereby represents and warrants as of the date hereof that
(i) its parent corporation, Emergent Group, Inc., contributed $5,000,000 in paid-in-capital to the Borrower during the month of February 1997; (ii) as of the date hereof, said paid-in-capital has not been withdrawn or distributed and has been retained in full; and (iii) no portion of said paid-in-capital shall be withdrawn, distributed or otherwise disbursed so long as any Obligations remain outstanding.

     4. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

           a. A copy of this Amendment executed by the Borrower, each of the Guarantors, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

           b. A certificate of even date herewith signed by the President or any Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower certifying that (i) the Articles, Bylaws and resolutions of the Borrower previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) the Borrower remains in good standing, (iii) all representations and warranties of the Borrower previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing; and

           c. Resolutions of the Borrower and of each of the Guarantors authorizing the execution of this Amendment.

     5. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     6. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     7. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     8. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     9. The Guarantors join in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirm their obligations under the Guaranties and agree that the Guaranties shall remain in full force and effect with respect to the Obligations.

     10. THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTORS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              EMERGENT MORTGAGE CORP., a South Carolina corporation


                              By:   /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:     Kevin J. Mast
                                   ---------------------------------------------
                              Title:    Vice President & Treasurer
                                    --------------------------------------------


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Administrative Agent and as a Lender


                              By:   /s/ R. Steven Hall
                                 -----------------------------------------------
                              Name:     R. Steven Hall
                                   ---------------------------------------------
                              Title:    Vice President
                                    --------------------------------------------


                              COMERICA BANK, a Michigan banking corporation


                              By:   /s/ N. Donald Heath
                                 -----------------------------------------------
                              Name:     N. Donald Heath
                                   ---------------------------------------------
                              Title:    Vice President
                                    --------------------------------------------


                              FIRST NATIONAL BANK OF BOSTON, a national banking association


                              By:   /s/ Paul Chemelinski
                                 -----------------------------------------------
                              Name:     Paul Chemelinski
                                   ---------------------------------------------
                              Title:    Vice President
                                    --------------------------------------------


                              BANK UNITED, a federal savings bank


                              By:   /s/ John D. West
                                 -----------------------------------------------
                              Name:     John D. West
                                   ---------------------------------------------
                              Title:    Regional Director
                                    --------------------------------------------

                              BANK ONE TEXAS, N.A., a national banking association


                              By:  /s/ Mark Freeman
                                 -----------------------------------------------
                              Name:    Mark Freeman
                                   ---------------------------------------------
                              Title:   Vice President
                                    --------------------------------------------


                              CAROLINA INVESTORS, INC., a South Carolina corporation, as a Guarantor


                              By:  /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:    Kevin J. Mast
                                   ---------------------------------------------
                              Title:   Vice President & Treasurer
                                    --------------------------------------------


                              EMERGENT GROUP, INC., a South Carolina
                              corporation, as a Guarantor


                              By:  /s/ Kevin J. Mast
                                 -----------------------------------------------
                              Name:    Kevin J. Mast
                                   ---------------------------------------------
                              Title:   Vice President, CFO & Treasurer
                                    --------------------------------------------

                                  EXHIBIT A
                                     T0
           FOURTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT
                   DATED AS OF MARCH 5, 1997
                                   LISTING
                           EMERGENT MORTGAGE CORP.
                                 AS BORROWER

                             COMMITMENT SCHEDULE
                             -------------------


Lender                               Maximum Commitment                       Percentage Share
------                               ------------------                       ----------------
First Union National Bank
  of North Carolina                 $ 28,000,000                                   23.34%

Comerica Bank                       $ 17,000,000                                   14.17%

First National Bank of
  Boston                            $ 25,000,000                                   20.83%

Bank United                         $ 25,000,000                                   20.83%

Bank One Texas, N.A.                $ 25,000,000                                   20.83%

----------------------------------------------------------------------------------------------

AGGREGATE
FACILITY COMMITMENT                 $120,000,000                                     100%